May 01, 2017

PENN SERIES FUNDS, INC.

Supplement dated May 24, 2017

to the Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Emerging Markets Equity Fund

On May 18, 2017, Penn Mutual Asset Management, LLC recommended and the Board of Directors of Penn Series Funds, Inc. approved a reduction in the investment advisory and sub-advisory fees paid by the Emerging Markets Equity Fund (the “Fund”).

Accordingly, effective June 1, 2017, the fee table under the heading “Annual Fund Operating Expenses” and the expense examples under the heading “Example” in the Fund’s “Fund Summary” section are hereby replaced in their entirety by the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.92%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses*	1.39%

* The expense information in the table has been restated to reflect a reduction in the Fund’s current Investment Advisory Fees effective June 1, 2017.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your variable contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669